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                                                                   EXHIBIT 10.12


I.   Executive Officers party to Severance Agreement (Form A):

     John C. Martin
     Jeffrey L. Rutherford
     Mark L. Keschl
     Mark L. Race

II.  Executive Officers party to Severance Agreement (Form B):

     Edward L. Cornell
     Wendell L. Wilson
     Ross H. Pollock